UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 3, 2013

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)             On April 3, 2013, Elliott Sigal notified Bristol-Myers Squibb Company (the “Company”) that he will retire from his position as Executive Vice President and Chief Scientific Officer and as a member of the Board of Directors of the Company effective June 30, 2013.

(c)             On April 7, 2013, the Company announced that Francis Cuss, Senior Vice President, Research, will be promoted to Executive Vice President and Chief Scientific Officer, effective July 1, 2013.

Dr. Cuss, 58, joined the Company in 2003 as Senior Vice President, Drug Discovery. From 2006 to 2010 he served as Senior Vice President, Discovery and Exploratory Clinical Research, and since 2010, he has served as Senior Vice President, Research.

There are no arrangements or understandings between Dr. Cuss and any other persons pursuant to which he was selected as an officer. There are no related party transactions between the Company and Dr. Cuss.

Effective July 1, 2013, and in connection with Dr. Cuss’s promotion to Executive Vice President and Chief Scientific Officer, Dr. Cuss will receive the following compensation:

•	An annual base salary of $875,000;

•

An annual discretionary incentive payout under the Company’s Senior Executive Performance Incentive Plan or any successor annual bonus plan based on a target bonus opportunity of 100% of his base salary based on the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•

A long-term performance award valued at $500,000 on the first business day of the month following his becoming Executive Vice President and Chief Scientific Officer. The terms and conditions of the award will be substantially similar to the Company’s standard form of Restricted Stock Units Agreement with five-year vesting under its 2012 Stock Award and Incentive Plan (“2012 Plan”);

•

Participation in the standard annual long-term incentive award program, including eligibility to receive grants of performance share units and market share units, the terms of which will be based on the Company’s standard forms of equity award agreements under the 2012 Plan; and

•	Change-in-control and severance benefits in the event of involuntary termination without cause in the same form as provided to the Named Executive Officers of the Company.

A copy of the press release announcing Dr. Sigal’s retirement effective June 30, 2013 and Dr. Cuss’s appointment as Executive Vice President and Chief Scientific Officer effective July 1, 2013 is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: April 8, 2013	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 7, 2013.